LEGG MASON CLASSIC VALUATION FUND

                       Supplement to the Prospectus dated
                                 August 1, 2007


The footnote to the Annual Fund Operating Expenses table in the section "Fees and Expenses of the Fund" on page 7 of the Prospectus is replaced in its entirety with the following:



(a) The fund's manager has contractually agreed to waive fees and reimburse other expenses so that Primary Class and Institutional Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 1.95% and 0.95% of the fund's average daily net assets attributable to Primary Class and Institutional Class shares, respectively. These contractual waivers remain in effect until July 31, 2008. Pursuant to the agreement, the fund has agreed to pay the manager for waived fees and reimbursed expenses provided that payment does not cause the Primary Class and Institutional Class shares operating expenses to exceed an annual rate of 1.95% and 0.95%, respectively, of its average net assets and the payment is made within thirty-six months after the manager waived the fee or reimbursed the expense.







 This supplement should be retained with your Prospectus for future reference.

                     This supplement is dated March 5, 2008




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